EXHIBIT 10.3

                                LOCK-UP AGREEMENT

         This LOCK-UP AGREEMENT (this "Agreement"), dated as of January 20, 2005. is entered into by and between Medina Coffee, Inc., a Nevada corporation (the "Company"), and Xiangqian Li, in his individual capacity ("Li").

         WHEREAS, on even date the Company's wholly-owned subsidiary, BAK International, Ltd. ("BAK"), completed a private offering ("Offering") of its securities in which investors agreed to participate, subject to Li entering into this Agreement with the Company; and

         WHEREAS, Li has agreed to enter into this Agreement as a condition to closing of the Offering.

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

                                   AGREEMENT:

         1. Except for distributions required under that certain Escrow Agreement, dated as of even date (the "Escrow Agreement"), a copy of which is attached hereto as Exhibit "A" and incorporated herein by this reference, by and among the Company, each of the subscribers to the Offering "), Li, and Securities Transfer Corporation, for a period of 12 months from the date the Company's common capital stock is listed on a national stock exchange or quotation medium (the "Lock-up Period"), the undersigned will not, without the prior written consent of the Company, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell (if such sale would or could be consummated within the Lock-Up Period), hypothecate or otherwise dispose of (collectively, "Transfer") any of the 21,233,437 shares (the "Shares") of the Company's common capital stock held by him as of even date, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Shares or (iii) engage in any short selling of the Shares; provided, however, that nothing in this Agreement shall prevent the undersigned from entering into any legally permissible hedge or collar transaction (or similar transaction) that does not permit or require the Shares to be Transferred into the open market or that would or could result in a change of beneficial ownership of the Shares prior to the expiration of the Lock-Up Period. In addition, the undersigned agrees that, without the prior written consent of the Company, the undersigned will not, during the Lock-up Period, make any demand for or exercise any rights with respect to the registration of any Shares.

         2. Notwithstanding the foregoing, the undersigned may (a) transfer any or all of the Shares, as the case may be, by gift, will or intestacy, or (b) pledge or hypothecate such Shares in connection with a bona fide loan transaction; provided, however, that in any such case it shall be a condition to the transfer or pledge that the transferee or pledgee execute an agreement stating that the transferee or pledgee is receiving and holding the Shares subject to the provisions of this Agreement, and there shall be no further transfer of such Shares except in accordance with this Agreement.


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         3. The  undersigned  agrees  that the Company  may,  and in the case of clause (ii) that the undersigned will, cause the transfer agent for the Company to note stop transfer instructions with respect to such Shares on the transfer books and records of the transfer agent or the Company, as applicable.

         4. The undersigned understands that the parties to Offering will proceed with the Offering in reliance on this Agreement.

         5. The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement. All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         6. This Agreement may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Agreement shall be governed by and construed under the laws of the State of Nevada without regard to principles of conflicts of law.

         7. This Agreement shall be deemed to be jointly prepared by the parties hereto, and no ambiguity herein shall be construed for or against either party based upon the identity of the author of this Agreement or any provision hereof.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed as of the date first above written.

                                               Medina Coffee, Inc.,
                                               a Nevada corporation


                                               By: /s/
                                                  ------------------------------

                                               Name:
                                                    ----------------------------

                                               Title:
                                                     ---------------------------



                                               LI:

                                                /s/ Xiangqian Li
                                               ---------------------------------
                                               Name: Xiangqian Li